KITE REALTY GROUP

KRG LISTED NYSE

888.577.5600

kiterealty.com

Analysts and Investors
PRESENTED TO:
 6.28.11
KITE HEADQUARTERS
Indianapolis, IN

KITE REALTY GROUP

DISCLAIMER
 This presentation contains certain statements that are not historical fact and may constitute forward
 -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
 Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including, without limitation: national and local economic, business, real estate and other market conditions, particularly in light of the current challenging economic conditions; financing risks, including the availability of and costs associated with sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which the Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; risks related to the geographical concentration of our properties in Indiana, Florida and
 Texas; assumptions underlying our anticipated growth sources; and other factors affecting the real estate industry generally. The Company refers you the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors”
 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements (including the FFO and net income estimates), whether as a result of new information, future events or otherwise.

KITE REALTY GROUP

TABLE OF CONTENTS
Welcome:  John Kite, Chairman & Chief Executive Officer
Section 1  Technology Initiatives
    MRI:  Marin Updike, Controller, Real Estate
    Lease Flow: Matthew Gabet, Director of Finance & Capital
                       Markets
    Salesforce: Bradley Bisser, Vice President Asset Management
                   Spaceman:      Chris Mulloy, Vice President Construction Services

Section 2  Leasing    W.V. “Bud” Moll, Jr. Executive Vice President of
      Leasing
Section 3  Asset Management  Bradley Bisser
Section 4  Construction  Thomas McGowan, President & Chief Operating
      Officer
Section 5  Development  Thomas McGowan
Section 6  Finance   Daniel Sink, Executive Vice President & Chief
      Financial Officer
      Wade Achenbach, Vice President, Finance &
      Capital Markets
Section 7  Biographies

KITE
REALTY GROUP

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TECHNOLOGY
INITIATIVES

KITE REALTY GROUP

OVERVIEW
Simple goals of the technology initiatives:
• Enable all Kite personnel to have access to critical information.
• Increase productivity.
• Accelerate the leasing process which will accelerate rent commencement.
• Tenant retention.

KITE REALTY GROUP

MRI - OVERVIEW
MRI: An Enterprise Management System
  Presenter: Marin Updike
• MRI Applications:
 – MRI Commercial, AP and GL: Property Management and Financial Reporting
 – Advanced Retail: Retail property sales and lease tracking
 – Lease Flow: Track leasing process from contact to contract
 – Work Flow: Automate business processes
 – Job Cost: Track development budgets and contracts
 – Recoveries: Estimate and bill tenant CAM, insurance and taxes

KITE REALTY GROUP

MRI - LEASE FLOW
Lease Flow
  Presenter: Matthew Gabet
• Automated approval process for new and renewal leases.
• Comprehensive data base allows for more sophisticated reporting.
• Workflow between Leasing, Legal, Lease Administration and Accounting is defined.
• Notes, documents and lease terms are readily available to all approvers and other individuals involved in the process from lease approval to rent commencement.
• Lease language is contained in the MRI database and can be quickly queried.

SALESFORCE - DEMONSTRATION
Salesforce: A one-stop Customer Relations Management (CRM) database.
 Presenter: Bradley Bisser
• Information for the entire company used primarily to connect with tenants/customers in an organized fashion.
• Creates a universal contact base for leasing agents, asset managers and executive management. No longer does each person have their own contact list; the list is now
 “owned” globally by the company and available to applicable departments.
• Data is tied to each customer/tenant “Touch” with complete search and sort capabilities.
• Leasing and Asset Management become symbiotic, sharing information on customers instantly through salesforce.com.
• Assembles notes/conversations and sales information by tenant from broad sources of information.
• Enables tracking of how often a tenant is “Touched” by landlord.
• Allows unprecedented clarity into each tenant’s current state of health, lease status, notes and conversations logged.
KITE REALTY GROUP

KITE REALTY GROUP

PLAN DATA - SPACEMAN
Spaceman
  Presenter: Chris Mulloy
• Displays MRI database information on a site plan.
• Provides a quick glance of lease information for any Kite shopping center.
• Enables Kite Leasing Agents to quickly access information on any tenant space in the portfolio.
• Kite employees have access to pertinent documents for shopping centers. Lease
 Outline Drawing (LOD), Surveys, Building Plan, etc.
• Allows for potential tenants/customers to view available spaces on a site plan and obtain information about the space on a restricted basis.

KITE
REALTY GROUP

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W.V. “BUD” MOLL,
JR.
LEASING

LEASING - OVERVIEW
KITE REALTY GROUP

	2011*	2010	2009
New Leases	9.1%	9.8%	4.4%
Renewals	<1.1%>	<3.5%>	<0.8%>
Weighted Total	5.8%	5.1%	2.1%
Leasing Results
Leasing Spread
* Through March 31, 2011
	2011*	2010	2009
Total GLA Leased	194,276	1,151,682	793,471
Total Retail Percentage Leased	92.3%	92.2%	90.1%
Shops (<10,000 SF)	78.2%	78.1%	76.6%
SSNOI	1.0%	<1.3%>	<2.7%>

- **Restaurants:** BJ's Brewhouse / Buffalo Wild Wings / Corner Bakery / Jason's Deli / Pei Wei / Max's Grille

LEASING - OVERVIEW
New Retail Relationships
• National Retailers: Nordstrom Rack / The Container Store / Arhaus Furniture /
 Whole Foods / Fresh Market / Advanced Auto / Babies “R” Us and Toys “R” Us /
 Ulta / Urban Outfitters / Vitamin Shoppe / buy buy Baby / Apricot Lane / Bobby
 Chan / Chico’s / Dollar Tree / Goodwill
KITE REALTY GROUP

LEASING - OVERVIEW
Leasing Department Management
• Personnel changes and upgrades.
• Leadership model:
 – Goals - Challenging but concise to ensure understanding and maximum production.
 – Coaching/Managing - Daily
 – Accountability - Weekly/Quarterly/Annually
 – Compensation Rewards
KITE REALTY GROUP

LEASING - OVERVIEW
Weekly KRG Real Estate Committee (REC)
• Participants - Executive Management / Leasing / Asset Management / Legal
 / Construction / Development
Agenda
• Deal Presentations - Review of new deals and renewals.
• Legal Review - Update and track lease progress of negotiations.
• Weekly Leasing Reports - Review individual’s accomplishments from previous week and goals for new week.
• New Developments and Re-developments - Review lease tracking status reports for Delray Beach, Florida; Holly Springs (Raleigh), North Carolina;
 Wilmington, North Carolina and others.
KITE REALTY GROUP

LEASING - OVERVIEW
2011 Leasing Production Goals
• Operating Centers - Increase to 93.5% leased by year-end.
 – Boxes - 2 vacancies in operating portfolio (Lease in negotiation to occupy one of the spaces).
 – Shops - Increase to 82% leased by 12/31/11 and 85% by 12/31/12.
• New Developments / Redevelopments (starts in 2011/first half of 2012)
 – Delray Beach, Florida
 • Key National Tenants Signed - Publix / Frank Theatres / Chase Bank / Apricot Lane /
 Bobby Chan / Charming Charlie / Chico’s
 – Holly Springs (Raleigh), North Carolina
 • Key Box Tenants Signed - Dick’s Sporting Goods / Marshall’s
 – Wilmington, North Carolina
 • Key Box Tenant Signed - Whole Foods
KITE REALTY GROUP

LEASING - OVERVIEW
2011 Leasing Trends
• Box Tenants - Active
 – Specialty Grocer - Fresh Market / Whole Foods / Trader Joe’s
 – Other - Dick’s Sporting Goods / DSW / T.J. Maxx, Marshall’s, Home Goods / JC Penney /
 Michael’s / PETCO / Petsmart / Toys "R" Us / Ulta / Ross Dress for Less
• Box Tenants - Slowing
 – Office Supply Stores - Downsizing
 – Book Stores
• National Shops
 – Most are active again including the “better” retailers.
 – Deals are economically as tough as before but their “credit” remains strong.
• Local / Regional Shops
 – Franchises are abundant and typically have the best chance to succeed.
 – Other small retailers are doing some deals again but their credit and lack of significant funding continues to be the biggest challenge.
KITE REALTY GROUP

KITE REALTY GROUP

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BRADLEY BISSER
ASSET MANAGEMENT

ASSET MANAGEMENT - INITIATIVES
KITE REALTY GROUP

Asset Management Strategy/Operating Property Coverage
• Team Overview - Regional Coverage
• Local, property level landlord reps in most of our markets.
Asset Managers Responsible for Property Level NOI
• Reduce expense structures through the analysis of property metrics, recoveries and custom tailoring of expenses based on the individual needs of the centers.
• Reduce Expense Leakage
• Own all property level goals and objectives: Incentivized to manage centers with specific parameters and promote onsite income-producing activities.

KITE
REALTY GROUP

HALLOWEEN

[redacted]

[redacted]

WAL-MART

[redacted]

STADIUM

[redacted]

CLOTHING
&
SHOE DROP

[redacted]

[redacted]

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KITE REALTY GROUP

ANCILLARY INCOME - EXAMPLES
Daytona 500 Parking
International Speedway
Square
Clothing Bins located in 28
Kite properties
PanAm Plaza, downtown Indianapolis
is used for a variety of events
Temporary Leasing
Temporary fireworks stand set
-up in out-lot areas
Kick-off Concerts at Eddy
Street Commons

ASSET MANAGEMENT - INITIATIVES
Define long term strategies for each asset through regular asset reviews.
• Drive Tenant Retention
 – Enhance direct communication with tenants.
 – Enhance cross communication pertaining to customers with leasing and other divisions within the company.
 – Asset Managers’ compensation goals based upon “Tenant Touches” and ability to retain customers.
 – Salesforce: a tracking tool to enhance customer relations.
KITE REALTY GROUP

KITE
REALTY GROUP

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LISTED
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THOMAS MCGOWAN
CONSTRUCTION

KITE REALTY GROUP

CONSTRUCTION - OVERVIEW
• Completed “wind down” of the General Contracting (GC) department of Kite Realty
 Construction in Q4 2010.
• Leverage an aggressive GC/CM market to secure favorable pricing.
• Reduced construction head count.
• Combined Estimating, Pre-construction, and Construction under one department,
 Kite Construction Services, to streamline process and communication.
• Implemented new sign-off processes to more aggressively control spending and monitor budgets.
Modify strategy to move from Construction Management (CM) to
 Owner’s Representation.

KITE REALTY GROUP

CONSTRUCTION - OVERVIEW
Goals and Objectives
• Support leasing with the objective of moving customers into space in a timely, productive and cost efficient manner.
 – Focused on addressing and assisting the tenants needs.
 – Tenant Coordination is now overseeing “as-is” deals in order to streamline the process and secure timely rent commencement.
• Execute on redevelopment initiatives.
 – Stabilize and add value to current assets.
 – Provide input on design scope, pricing and schedule.
 – Coordinate the success of existing tenants during the redevelopment process.
• Prepare for the unexpected.
 – Tenants have become more aggressive in the way they get reimbursed for construction cost. We have implemented a new procedure for reviewing leases in order to protect us from hidden costs inside the leases.

THOMAS MCGOWAN
DEVELOPMENT

KITE REALTY GROUP

COBBLESTONE PLAZA
Pembroke Pines, Florida
In-process Development
• Foundations and walls are in place
 for Whole Foods. The building will
 be turned over to the tenant by the
 end of August with an opening
 expected in January, 2012.
• Construction on the Whole Foods
 building has increased awareness of
 the center. The project is 84%
 leased or committed as of March 31,
 2011and expected to be over 90%
 leased by year-end.
Whole Foods

KITE REALTY GROUP

Toys R Us
BABIES R US
LA FITNESS

- The Phase II project is 100% leased with costs estimated at $16,200,000.

TOYS R US
BABIES R US

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KITE REALTY GROUP

SOUTH ELGIN COMMONS
South Elgin, Illinois
In-process Development
• The combination 58,000 SF Toys “R”
 Us/Babies “R” Us building pad was
 turned over to the tenant on April 1, 2011
 with opening scheduled for September,
 2011.
• The additional building will be turned
 over to the tenant in August with a store
 opening scheduled for October, 2011.
Toys “R” Us/Babies “R” Us

KITE REALTY GROUP

OLEANDER SHOPPING CENTER
Wilmington, North Carolina
In-process Redevelopment
• Oleander Shopping Center,
 Wilmington, NC, was acquired
 by Kite on February 11, 2011 for
 $3,450,000.
• A 30,000 square foot Whole
 Foods will replace the former
 Lowes Food Store.
• Kite will commence construction
 of the new Whole Foods on July
 15 with a turnover to the tenant
 scheduled for November, 2011.

KITE REALTY GROUP

NATURE SHOP

NORDSTROM rack

NORDSTROM RACK

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KITE REALTY GROUP

RIVERS EDGE
Indianapolis, Indiana
In-process Redevelopment
• The Rivers Edge redevelopment
 is proceeding on schedule. New
 anchor tenants include Nordstrom
 Rack, The Container Store, buy
 buy Baby and Arhaus Furniture.
• Nordstrom Rack was turned over
 to the tenant on April 15, 2011,
 The Container Store will be
 turned over on August 11, 2011
 and buy buy Baby is expected to
 be delivered on October 31,
 2011.
• Phase II of the project is under
 way and will include a new
 18,000 SF BGI building and a
 renovated space for Arhaus
 Furniture.
• The center is 98.6% leased and
 is expected to be partially
 operational this fall.

KITE REALTY GROUP

Publix

FRANK THEATRES

Max's Grille
mizner park • boca raton
a modern american bistro

charming CHARLIE

FAMIGLIA PIZZERIA

chico's

Orange leaf
SELF SERVE FROZEN YOGURT

Apricot Lane BOUTIQUE

BOBBYCHAN

DEVON

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KITE REALTY GROUP

DELRAY MARKETPLACE
Delray Beach, Florida
Future Development
• Offsite improvements for our portion
 of the Lyons Road expansion
 project are underway at a cost of
 approximately $800,000.
• Including anchors Publix and Frank
 Theatres, we currently have 17
 executed leases. The center is
 approximately 60% pre-leased.
• The project is scheduled to open in
 fall, 2012.

KITE REALTY GROUP

TARGET
DICK'S
NEW HILL ROAD
N.C. 55

DICK'S

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KITE REALTY GROUP

NEW HILL PLACE
Holly Springs, North Carolina
Future Development
• The following junior box leases are
 executed:
 – Dick’s Sporting Goods - 40,000 SF
 – Marshall’s - 25,000 SF
• Leases pending:
 – 21,000 SF out for signature
 – 12,000 SF out for signature
 – 25,000 SF pending final approval from
 tenants real estate committee
• Phase I of New Hill Place is
scheduled  to commence
construction in spring,  2012 pending
Target’s opening slot.

DANIEL SINK & WADE
ACHENBACH
FINANCING

KITE REALTY GROUP

DEBT AND CAPITAL MARKETS UPDATE
Market Overview
• Permanent Loan Market - CMBS/Insurance
• Construction Loan Market
Significant Debt Transactions
• Closed on $200M Unsecured Credit Facility
• Executed term sheet on $85.7M of secured financing for 10 years at 5.25% (1)
2011 Maturities
• Only remaining 2011 maturity will be Gateway Marysville ($20.6 million) at the completion of the secured financing. This loan has a one-year extension option.
(1) Subject to normal and customary due diligence and closing.

KITE REALTY GROUP

DEBT AND CAPITAL MARKETS UPDATE
Primary Debt Capital Market Initiatives
• Extend duration of maturities.
• Manage fixed to floating ratio to a goal of 80/20 (w/construction loan debt).
• Capitalize on low long term interest rate environment.
• Delevering in process through NOI growth.
• Continue to stagger debt maturities.

KITE REALTY GROUP

In-Process Development / Redevelopment NOI

Projected Incremental NOI from In-Process Developments and Redevelopments at Stabilization (1)	$ 7,070,000

Projected quarter to reach stabilization:
- Cobblestone Q4, 2011
- Oleander Q1, 2012
- Rivers Edge Q1, 2012 (Arhaus opening in the second half of 2012)
- South Elgin Q4, 2011

The weighted average percentage leased of the four projects is 92.3%

Acquisition NOI

Lithia Crossing acquisition cash NOI	$ 1,055,000

- Purchase price of $13,250,000

Executed Leases over 5,000 Square Feet

16 new signed leases in tenant improvement phase including seven at Eddy Street and removes rent associated with lease expirations	$ 3,240,000

- Capital required to complete the tenant improvements is approximately $8.5 million

Total NOI contribution from Above	**$ 11,365,000**

(1) Excludes annualized NOI recognized in the Q1, 2011

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KITE REALTY GROUP

INCREMENTAL NOI ANALYSIS ON AN
ANNUALIZED BASIS

PRESENTER BIOGRAPHIES

KITE REALTY GROUP

ABOUT THE TEAM - BIOGRAPHIES
John A. Kite
Chairman and Chief Executive Officer
John Kite is President and Chief Executive Officer of Kite Realty Group. Kite Realty Group is
a public company listed on the New York Stock Exchange with approximately $1 billion of total market capitalization. Mr. Kite is responsible for the strategic direction and operating results of the company. He serves as the head of the company’s capital allocation committee which is responsible for major capital transactions. Mr. Kite led the senior management team in structuring the company’s $240 million initial public offering in August of 2004 and its secondary public offering of $150 million in October of 2005. Prior to becoming Chief Executive Officer, Mr. Kite was President of Kite Companies from 1997-
2004. In 1994 he was named President of KMI Realty Advisors an affiliate of the Kite
Companies. Mr. Kite joined the Kite organization as Chief Financial Officer of Kite
Development in 1990. Mr. Kite was a Business Development Officer in the Commercial
Lending Department of Harris Trust and Savings Bank in Chicago, IL from 1987-1990. Mr.
Kite graduated from DePauw University with a B.A. in Economics in 1987.

KITE REALTY GROUP

ABOUT THE TEAM - BIOGRAPHIES
Thomas K. McGowan
President and Chief Operating Officer
Tom McGowan is primarily responsible for new project development, general operational and organizational functions of the development, construction and asset management groups. Before joining Kite Companies, Mr. McGowan worked for Mansur Development
Corporation. In his 24 years in the real estate development business, Mr. McGowan has coordinated the development of shopping centers, Class A office buildings, medical facilities, industrial buildings, planned unit developments, and full service hotels. Mr. McGowan was a partner of Kite Companies prior to taking the company public in August of 2004. Mr.
McGowan graduated from Indiana University with a B.A. in Political Science in 1987.
Daniel R. Sink
Executive Vice President and Chief Financial Officer
Daniel Sink is Executive Vice President and Chief Financial Officer for Kite Realty Group
and oversees the real estate finance area, all corporate accounting functions, corporate tax planning, overall company financial budgeting, and corporate operations and administration.
Mr. Sink has been the Chief Financial Officer of Kite Companies since 1999. From 1989 through 1999, Mr. Sink was employed by Olive, LLP (subsequently merged into BKD LLP), one of the fifteen largest accounting firms in the country, acting as a tax specialist in charge of the tax consulting for the central Indiana real estate/construction group. Mr. Sink is a
Certified Public Accountant and earned his B.S. in Accounting from Indiana University.

KITE REALTY GROUP

ABOUT THE TEAM - BIOGRAPHIES

W.V. (BUD) Moll, Jr.
Executive Vice President of Leasing
Bud Moll leads the Kite Realty Group Leasing department. Responsible for leasing the KRG retail portfolio, Mr. Moll’s team handles all aspects of the leasing process for over sixty KRG assets.  Prior to joining Kite, Mr. Moll was a partner at Poag & McEwen in Memphis, Tennessee for nine years where he developed one of the premier leasing teams in the retail real estate industry. Mr. Moll was responsible for leasing over ten new ground-up Lifestyle Centers and creating lasting relationships with the preeminent retailers in the business.  Mr. Moll also worked for The Pyramid Companies in New York for ten years. Pyramid is widely recognized for educating dozens of the most successful real estate professionals in the industry. While a member of the Pyramid team, he was consistently one of the firm’s top producers. Mr. Moll began his professional career in sales and later in management at IBM in Chicago.  Mr. Moll earned his BA degree from Valparaiso University and later obtained an MBA from Marquette
University.
Bradley H. Bisser
Vice President of Asset Management
Brad Bisser oversees sixty-two Kite Realty Group operating properties and maintains strong relationships with tenants and vendors.  Mr. Bisser ensures all assets operate in a first class manner while controlling costs.  Prior to joining Kite, Mr. Bisser was with Developers Diversified
Realty, managing a portfolio of 110 retail properties in the Southeast and has over eighteen years experience in property management. Mr. Bisser graduated from Southern Illinois
University with a major in German and International Business.

KITE REALTY GROUP

ABOUT THE TEAM - BIOGRAPHIES
Wade Achenbach
Vice President, Finance and Capital Markets
Wade Achenbach is Vice President of Finance and Capital Markets and is responsible for all aspects of debt and equity capital markets, as well as overseeing the profitability of all capital spend throughout the company. While at Kite, Mr. Achenbach has completed over $2 billion in capital markets transactions and worked on over 3 million square feet of retail and mixed-use developments and redevelopments in eight states. Prior to joining Kite, he was in the mergers and acquisitions group at Plexus Corporate, a publicly traded global contract electronics manufacturing company. Mr.
Achenbach earned his bachelor’s degree from Indiana University with a major in Finance and a minor in Economics.
Chris Mulloy
Vice President, Construction Services
Chris Mulloy is Vice President of Construction Services and is primarily responsible for overseeing pre-development, estimating, and construction of all new project development, site assessment and
re-development of existing company assets.   Mr. Mulloy has been actively involved in development,
pre-construction, and construction in the development of community shopping centers, retail projects,
Class A office buildings, mixed-use developments, community shopping centers, retail projects, industrial, and medical facilities in his fifteen years of real estate, construction, and architectural experience. Mr. Mulloy graduated from the University of Illinois at Champaign-Urbana with a B.S. in
Architecture.

KITE REALTY GROUP

Matt Gabet is the Director of Finance and Capital Markets for Kite Realty Group. Mr. Gabet is responsible for retail and mixed-use investment analysis, financial modeling, debt origination, and debt and joint venture deal structuring/negotiations. Mr. Gabet leads Kite Realty Group's internal credit committee and works closely with the executive team to analyze, identify, and evaluate potential investment and credit risk associated with large tenant and property specific capital investments. Prior to joining Kite Realty Group in May of 2006, Mr. Gabet underwrote, closed, and securitized over two billion dollars of commercial real estate loans for Wachovia's Real Estate Capital Markets group in Charlotte, NC. Mr. Gabet graduated from Indiana University in 2003 from the Kelley School of Business, with Honors, with Distinction with a B.S. in Finance and Accounting.

Marin Updike is Controller of Real Estate for Kite Realty Group. Ms. Updike joined Kite Realty Group in February, 2007 and was responsible for the search and implementation of an enterprise wide management system. MRI was selected and successfully implemented in June 2008. Ms. Updike moved into the Real Estate Controller role in March, 2010 and oversees MRI support and enhancements, real estate accounting, financial statement consolidation, accounts payable and lease administration. Ms. Updike's responsibilities include analytical review of operations from the balance sheet and income statement perspective, supervision of accounting and lease administration staff and oversight of the monthly close and consolidation process.

Prior to joining Kite, Ms. Updike spent seven years with Thomson, the parent company of RCA consumer electronics. During this time, she implemented and managed Hyperion for consolidation of company financials and supervised accounting groups in three significant business units. Ms. Updike graduated from Purdue University with a B.S. in Accounting/Management Information Systems in May of 1999.

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KITE REALTY GROUP

ABOUT THE TEAM - BIOGRAPHIES
Matthew G. Gabet
Director of Finance and Capital Markets
Marin C. Updike
Controller, Real Estate